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                                                                    Exhibit 99.2

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


     I, John D.Grampa, Vice President Finance and Chief Financial Officer of Brush Engineered Materials Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge,

3. The Quarterly Report on Form 10-Q of the Company for the period ending June 28, 2002 (the "Periodic Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

4. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 12, 2002



                                         By:  s/s John D. Grampa
                                              Vice President Finance and Chief
                                                   Financial Officer